EXHIBIT 32.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. 1350, I, the undersigned Chief Financial Officer of Medical Nutrition USA, Inc. (the "Company"), hereby certify, to the best of my knowledge, that the Annual Report on Form 10-KSB of the Company for the fiscal year ended January 31, 2007 ( the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         May 16, 2007                         /s/ Alan Levy
                                              ----------------------------------
                                              Alan Levy
                                              Chief Financial Officer
                                              (Principal Accounting and
                                              Financial Officer)

                                      F-27